UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 12, 2004
Date of report (Date of earliest event reported)

BidGive International, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	0-49999 (Commission File Number)	13-4025362 (IRS Employer Identification No.)

3229 Wentwood Drive, Suite 200,

Dallas, Texas 75225
(Address of Principal Executive Offices and Zip Code)

(972) 943-4185
(Registrant's Telephone Number, Including Area Code)

Rolfe Enterprises, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Item 5.         Other Events and Required FD Disclosure

        On April 12, 2004, Rolfe Enterprises, Inc. ("Rolfe") was merged with and into (the "Merger") BidGive International, Inc., a Delaware corporation and prior to such date a wholly-owned subsidiary of Rolfe (the "Company"), with the Company surviving the Merger. The purpose of the Merger was to convert Rolfe from a Florida corporation to a Delaware corporation and to change its name to "BidGive International, Inc." Pursuant to the Merger Agreement and Plan of Reorganization between Rolfe and the Company (the "Plan"), each outstanding share of Rolfe's common stock, par value $0.001, as of the effective time of the Merger was converted into one share of common stock, $0.001 par value, of the Company, and the Company agreed to assume the payment of all liabilities of Rolfe. A copy of the Plan is incorporated by reference into this report as Exhibit 2.1. A copy of the Certificate of Incorporation and Bylaws of the Company are incorporated by reference into this report as Exhibits 3.1 and 3.2, respectively.

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits

(c)         Exhibits. The following Exhibit is filed as part of this report:

2.1         Merger Agreement and Plan of Reorganization, dated March 10, 2004, entered by and between Rolfe Enterprises, Inc. and BidGive International, Inc. (filed as Exhibit 10 to the Company's Preliminary Information Statement on Schedule 14C filed on March 12, 2004, and incorporated herein by reference).

3.1         Certificate of Incorporation of BidGive International, Inc. (filed as Exhibit 3 to the Company's Preliminary Information Statement on Schedule 14C filed on March 12, 2004, and incorporated herein by reference).

3.2         Bylaws of BidGive International, Inc. (filed as Exhibit 3 to the Company's Preliminary Information Statement on Schedule 14C filed on March 12, 2004, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIDGIVE INTERNATIONAL, INC. By: /s/ James P. Walker, Jr. President and CEO

Date: April 13, 2004

INDEX TO EXHIBITS

2.1         Merger Agreement and Plan of Reorganization, dated March 10, 2004, entered by and between Rolfe Enterprises, Inc. and BidGive International, Inc. (filed as Exhibit 10 to the Company's Preliminary Information Statement on Schedule 14C filed on March 12, 2004, and incorporated herein by reference).

3.1         Certificate of Incorporation of BidGive International, Inc. (filed as Exhibit 3 to the Company's Preliminary Information Statement on Schedule 14C filed on March 12, 2004, and incorporated herein by reference).

3.2         Bylaws of BidGive International, Inc. (filed as Exhibit 3 to the Company's Preliminary Information Statement on Schedule 14C filed on March 12, 2004, and incorporated herein by reference).